================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                Date of Report (Date of earliest event reported):

March 10, 2000
--------------------------------------------------------------------------------

                        Socrates Technologies Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  0-26614               54-1707718
-------------------------------     -----------          ----------------
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)     File Number)        Identification No.)



  8500 Leesburg Pike, Suite 406, Vienna, VA                  22183
  -----------------------------------------               ----------
  (Address of principal executive offices)                (Zip code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (703) 288-6500

          Former name or former address, if changed since last report:
          ------------------------------------------------------------
              8133 Leesburg Pike, Suite 760, Vienna, Virginia 22182
================================================================================

                        Socrates Technologies Corporation
                    INFORMATION TO BE INCLUDED IN THE REPORT


  Item 1.    Changes in Control of Registrant.

             None.

  Item 2.    Acquisition or Disposition of Assets.


             The Registrant's Socrates Solutions Corporation ("SSC") subsidiary signed a definitive Asset Purchase Agreement, effective as of March 1, 2000, ("Purchase Agreement") with Object Application Systems, Inc. ("OAS") whereby SSC acquired (the "Acquisition") substantially all of the operating assets of OAS in exchange for $500,000 in cash to be paid before April 1, 2000 and the issuance of 1,600,000 shares of "restricted" shares of the Registrant's Common Stock, $0.01 par value. SSC also assumed certain OAS liabilities as part of the Acquisition, including OAS loans to employees. Ten percent of the stock issued in the Acquisition will be escrowed by SSC for 90 days. If there is no dispute over the acquired OAS assets or any of the assumed liabilities, then the escrowed shares will be released to the OAS shareholders.

             OAS, founded in 1996, provides cost-effective, functional, state-of-the-art Enterprise Resource Planning (ERP) software to small and mid-sized enterprises engaged in process manufacturing, distribution and converting.

             Under the Purchase Agreement, SSC also entered into employment agreements, effective March 1, 2000, with the key senior officers of OAS:
Mitchell Jerine, President of OAS, and Allen Jerinsky, the Chief Technical Officer of OAS. SSC also agreed to employ all of the current employees of OAS. The OAS operating assets and personnel will continue OAS' business as a division of SSC ("Division"). Mitchell Jerine shall serve as President of the Division and Allen Jerinsky will serve as the Chief Technical Officer of the Division. The Division will continue to operate out of OAS' offices in New York City.

             SSC was formed by the Registrant to pursue and develop the Registrant's new business line that will be focused on delivery of software, information technology and computer system services, solutions and maintenance over the Internet, intranets, virtual private networks and extranets. The Acquisition provides SSC with ERP and automated service provider (ASP) capabilities, which are the technical foundation for the new business line.

             The following pro forma consolidated condensed balance sheet of the Registrant and OAS at March 15, 2000 gives effect to the Acquisition as if it occurred as of that date. The following pro forma should be read in conjunction with, the historical consolidated financial statements, including the notes thereto, of the Registrant. For the Registrant, those financial statements are included in its Quarterly Report on Form 10-Q for the quarters ended September 30, 1999; June 30, 1999; the Annual Report on Form 10-K for the fiscal year ended September 30, 1999; and the Interim Report on Form 10-K for the three months ended December 30, 1999, all of which are incorporated herein by reference.

             The pro forma consolidated condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of the Registrant, SSC or OAS that would have occurred had the Acquisition been consummated as of the dates indicated. In addition, the pro forma consolidated condensed financial statements are not necessarily indicative of the future financial condition or operating results of the Registrant and SSC.

               Socrates Technologies Corporation and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                             (thousands of dollars)


                                                                       Unaudited
                                                                  March 15, 2000
                                                                  --------------

ASSETS

Current Assets                                                     $    5,215
Property and Equipment, net                                        $      643
Capitalized Software Costs, net                                    $    3,500
Goodwill, net                                                      $    5,124
Deferred Tax Asset, net of
         Valuation allowance                                       $    1,200
Other Assets                                                       $      442
                                                                   ----------
TOTAL ASSETS                                                       $   16,124


Liabilities and Stockholders Equity
Current Liabilities
         Line of credit and financing
                  Arrangements                                     $      122
         Accounts payable and accrued
                  Liabilities                                      $    3,598
         Shareholder loans and interest                            $      394

                                                                   ----------
TOTAL CURRENT LIABILITIES                                          $    4,114

Stockholders Equity                                                $   12,010

Total Liabilities and Stockholders
         Equity                                                    $   16,124



  Item 3.    Bankruptcy or Receivership.

             None.

  Item 4.    Changes in Registrant's Certifying Accountant.

             None.

  Item 5.    Other Events.

         The above summary is qualified in its entirety by reference to the agreements attached as exhibits hereto.

  Item 7.    Financial Statements, Pro Forma Financial Information and
             Exhibits.

         2. Asset Acquisition Agreement, effective March 1, 2000,between Socrates Solutions Corporation (SSC) and Object Application Systems, Inc.;(1)

         10.1 Employment Agreement, dated March 1, 2000, between Mitchell Jerine and SSC; (1)

         10.2 Employment Agreement, dated March, 1, 2000, between Allen Jerinsky and SSC; (1)

         99.1 Press Release, dated March 16, 2000, re: Asset Acquisition Agreement between SSC and Object Application Systems, Inc. (1)


(1)      To be filed by amendment

  Item 8.    Change in Fiscal Year.

             None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 15, 2000

                                      /s/ Paul W. Richter
                                      ----------------------------------
                                      Paul W. Richter, General Counsel,
                                      Secretary, Vice President-Corporate
                                      Development and Director of Human
                                      Resources